ADDENDUM NUMBER 2 TO SUBSERVICING AGREEMENT

                          Dated as of March 1, 1999

Reference is made to that certain Subservicing Agreement dated as of November 1, 1998 (the "Sub-Servicing Agreement") by and among ContiMortgage Corporation, a Delaware corporation (the "Servicer"), ContiWest Corporation, a Nevada corporation, ContiSecurities Asset Funding Corp., a Delaware corporation (the "Depositor"), Continental Grain Company, a Delaware corporation (the "Subservicer") and Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), in its capacity as Trustee under various Pooling and Servicing Agreements listed on attached thereto which Schedule may be amended from time to time by delivery of notice thereof to the parties hereto and to the related Certificate Insurers (the "Pooling Agreements") and on behalf of the related securitization trusts (the "Trusts") formed pursuant to the Pooling Agreements.

Terms capitalized herein and not defined herein shall have their respective meanings set forth in the Sub-Servicing Agreement.

The parties to the Sub-Servicing Agreement hereby agree to amend the Schedule to the Sub-Servicing Agreement by adding thereto a reference to the Pooling Agreement relating to the Depositor's Series 1999-1 securitization Trust, with the result that the Series 1999-1 Trust will be one of the Trusts covered by the Sub-Servicing Agreement.

Consistent with the foregoing, the following is hereby added to the Schedule:

Series      Pooling Agreement
------      -----------------

1999-1 Pooling and Servicing Agreement, dated as of March 1, 1999 among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee.

IN WITNESS WHEREOF, the parties have caused this Addendum Number 2 to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                          CONTIMORTGAGE CORPORATION, as Servicer and as Seller

                          By: /s/ Margaret M. Curry
                              -------------------------------------
                              Name: Margaret Curry
                              Title: Senior Vice President


                          By: /s/ Daniel J. Egan
                              -------------------------------------
                              Name: Daniel Egan
                              Title: Senior Vice President

                          CONTINENTAL GRAIN COMPANY, as Subservicer

                          By: /s/ Mark R. Baker
                              -------------------------------------
                              Name: Mark R. Baker
                              Title: Corporate Senior Vice President


                          CONTISECURITIES ASSET FUNDING CORP., as Depositor

                          By: /s/ John Banu
                              -------------------------------------
                              Name: John Banu
                              Title: Authorized Signatory

                          By: /s/ Mary Rapoport
                              -------------------------------------
                              Name: Mary Rapoport
                              Title: Authorized Signatory


                          CONTIWEST CORPORATION, as Seller

                          By: /s/ Joy Tolbert
                              -------------------------------------
                              Name: Joy Tolbert
                              Title: Vice President

                          By: /s/ Todd Hart
                              -------------------------------------
                              Name: Todd Hart
                              Title: Assistant Secretary


                          MANUFACTURERS AND TRADERS TRUST COMPANY,
                            as Trustee and on behalf of the Trusts

                          By: /s/ Neil B. Witoff
                              -------------------------------------
                              Name: Neil Witoff
                              Title: Assistant Vice President